SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549

                                        FORM 8-K

                                     CURRENT REPORT
                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

Date of Report: November 15, 1995
(Date of earliest event reported)

                        CS First Boston Mortgage Securities Corp.
                 (Exact name of registrant as specified in is charter)

Delaware                        33-98604                          13-3320910
(State or Other Juris-          (Commission                 (I.R.S. Employer
diction of Incorporation)       File Number)              Identification No.)

             55 East 52nd Street New York New York                   10055
             (Address of Principal Executive Office)              (Zip Code)

            Registrant's telephone number, including area code:(212) 909-2000

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Item 5.      Other Events.

             On or about November 21, 1995, the Registrant will cause the issuance and sale of approximately $167,488,346 initial principal amount of Mortgage Pass-Through Certificates, Series 1995-FHA1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-X-1, Class A-X-2, Class A-X-3, Class A-X-4, Class B, Class R-I and Class R-II (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 1995, among the Registrant, Greystone Servicing Corporation, Inc. as master servicer, Greystone Funding Corporation as seller and LaSalle National Bank as trustee.

             In connection with the issuance and sale of the Series 1995-FHA1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-X-1, Class A-X-2, Class A-X-3 and Class A-X-4, Thacher Proffitt & Wood's opinion as to legality is attached as an exhibit hereto for incorporation by reference into Registration Statement No. 33-98604.

Item 7.      Financial Statements Pro Forma Financial Information and Exhibits

      (a)    Financial Statements.

             Not applicable.

      (b)    Pro Forma Financial Information.

             Not applicable.

      (c)    Exhibits

                         ITEM 601(A) OF
                         REGULATION S-K
 EXHIBIT NO.             EXHIBIT NO.        DESCRIPTION
 -----------             -----------        -----------
           5                       5        Thacher Proffitt & Wood Opinion
                                            with respect to Legality

          23                      23        Consent of Thacher Proffitt & Wood
                                            (incorporated into Exhibit 5)







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



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               CS  FIRST  BOSTON  MORTGAGE
                                               SECURITIES CORP.

                                               By:   /s/ David Gertner
                                                    ---------------------
                                               Name:     David Gertner
                                               Title:    Vice President

Dated: November 21, 1995


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                                  EXHIBIT INDEX

                    Item 601(a) of      Sequentially
      Exhibit       Regulation S-K      Numbered
      Number        Exhibit No.         Description                    Page
      ------        -----------         -----------                    ----

       5                   5            Thacher Proffitt & Wood
                                        opinion with respect
                                        to legality

      23                  23            Consent of Thacher Proffitt
                                        & Wood (incorporated into
                                        Exhibit 5)














[NY01:145344.1] 11/20/95 5:15pm [15786-00682]